

Scientific Games

Third Quarter 2011
Earnings Presentation

SCIENTIFIC GAMES®

Safe Harbor Statement

Throughout this presentation we make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "could," "potential," "opportunity," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those projected in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, joint ventures and strategic investments and relationships; failure of the Company's Northstar joint venture to meet the net income targets or otherwise realize the anticipated benefits under its private management agreement with the Illinois Lottery; seasonality; inability to identify and capitalize on trends and changes in the lottery and gaming industries; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with foreign operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company's filings with the Securities and Exchange Commission, including under the heading "Risk Factors" in our periodic reports. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

The date of this presentation is as of November 2, 2011, and the information provided herein is presented through the dates indicated on the applicable slides. Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Note Regarding Presentation of Non-GAAP Financial Measures:

This presentation and the related discussion include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable U.S. GAAP financial measures, can be found in this presentation or in Scientific Games' press release dated November 2, 2011. This press release is available on Scientific Games' website at www.scientificgames.com in the "Investor Information – Press Releases" section.

SCIENTIFIC GAMES

Q3 Financial Performance Overview

	Q3 2011 vs. 2010
Summary of Results	
Revenue	0.8%
Attributable EBITDA[(1)]	8.8%
Revenue, excl. Racing Business[(2)]	16.7%

Segment Results

	Revenue	Operating Income
Printed Products Group	10.8%	14.1%
Lottery Systems Group	12.9%	32.4%
Diversified Gaming Group, excl. Racing Business[(2)]	58.8%	*NM*

- **Significant revenue growth across core businesses driven by strong consumer demand and a relatively stable base of contracts**
- **Results include $2.8M of revenue related to the acquisition of Barcrest Group on September 23, 2011**
- **Attributable EBITDA YoY growth negatively impacted by the sale of the Racing Business in Q4'10**

(1) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our November 2, 2011 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only the income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our November 2, 2011 press release.

(2) Revenue (excluding Racing Business) and Diversified Gaming Group revenue (excluding Racing Business), which exclude the revenue of the Racing Business that was sold in October 2010, are non-GAAP financial measures that are presented herein as supplemental disclosures and are reconciled to revenue and Diversified Gaming Group revenue, respectively, in our November 2, 2011 press release.

Key Performance Indicators – Recent Trends

U.S. Lottery Customers' Retail Sales


4.9%
2.2%
4.3%
6.4%
6.5%
(8.2%)
5.6%
0.5%
Q4'10
Q1'11
Q2'11
Q3'11
Instant Tickets
Lottery Systems

China Sports Lottery Instant Ticket Retail Sales


22.8%
37.7%
13.9%
24.1%
Q4'10
Q1'11
Q2'11
Q3'11

Italy Instant Ticket Retail Sales


1.2%
9.7%
12.6%
10.8%
Q4'10
Q1'11
Q2'11
Q3'11

Global Draw U.K. Growth


6.0%
5.6%
6.6%
13.9%
4.9%
58.2%
5.9%
65.4%
Q4'10
Q1'11
Q2'11
Q3'11
Global Draw U.K. Gross Win/Machine/Day(1)
Global Draw U.K. Gross Win(2)

- **Strong end market performance demonstrated in recent KPIs**
- **Retail sales of lottery products continue to grow despite concerns about a global economic slowdown**
- **Global Draw U.K. gross win / machine / day increase driven by continuing player demand and content enhancements**

(1) Represents the average amount bet less player winnings, excluding taxes and other fees, per installed Global Draw machine per day.
(2) Represents the amount bet less player winnings, excluding taxes and other fees.

Recent Business Developments

Northstar Lottery Group
Responsibly Delivering Growth

- **Northstar JV driving instant ticket retail sales growth for the Illinois Lottery**
  - Q3'11 increased ~17% vs. the prior-year period

Illinois LOTTERY

MDI INTERACTIVE
A DIVISION OF MDI ENTERTAINMENT, LLC

- **Interactive offerings becoming an increasingly important component of business**
  - MDI signed new internet player loyalty contracts during the quarter in Missouri and Tennessee
  - Launched an enhanced version of the Iowa Lottery's VIP Club website along with a new Points for Prizes® online web store
  - Significant pipeline of greenfield opportunities



Barcrest Group Acquisition

- **Completed the acquisition of Barcrest, adding ~5,300 machines; Company's global network of server-based gaming terminals is now over 35,000**
- **Acquired ~3,300 machines in the U.K.; increasing the installed base in betting shops and gaining new exposure to bingo and arcade channels**
  - ~350 in betting shops
  - ~3,000 in bingo halls and arcades
- **Accelerated Global Draw's entry into Italy with ~1,200 machines installed and growing**
  - Contract to supply content to 1,500 additional machines, subject to regulatory approval
- **Expands portfolio of gaming content and strengthens our development team**
- **New interactive casino games offering for internet-based B2B and B2C operators**
- **Integration process underway**









Q3'11 Consolidated Results

($ in millions)

	Revenue	Revenue (Excl. Racing)[1]
Q3'10 Revenue	**$221.1**	**$190.9**
Printed Products Group	12.7	12.7
Lottery Systems Group	6.8	6.8
Diversified Gaming Group	(17.8)	12.4
Q3'11 Revenue	**$222.7**	**$222.7**

- **Revenue growth YoY negatively impacted by the sale of the Racing Business in Q4'10 ($30.2 million)**
- **Excluding the results of the Racing Business in Q3'10, revenue in Q3'11 increased 16.7% vs. the prior-year period**

	Attributable EBITDA[2]
Q3'10 Attributable EBITDA	**$75.0**
Year-Over-Year Change	6.6
Q3'11 Attributable EBITDA	**$81.7**

- **Reported attributable EBITDA grew $6.6M, or 8.8%, YoY despite the loss of $4.2M of Q3'10 EBITDA from the Racing Business**

(1) Revenue (excluding Racing Business) and Diversified Gaming Group revenue (excluding Racing Business), which exclude the revenue of the Racing Business that was sold in October 2010, are non-GAAP financial measures that are presented herein as supplemental disclosures and are reconciled to revenue and Diversified Gaming Group revenue, respectively, in our November 2, 2011 press release.

(2) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our November 2, 2011 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only the income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our November 2, 2011 press release.

Earnings Per Share

		Third Quarter 2011	Third Quarter 2010
Reported earnings (loss) per share		**($0.04)**	**$ 0.09**
After-Tax Impact of Certain Items Included in Reported EPS	**Description**	**Per Share Impact on Reported EPS**	
Credit Agreement Adjustments:			
Debt-related fees and charges	Write-off of deferred financing costs, debt discount, issuance costs and other fees related to indebtedness	$ (0.05)	$ (0.02)
Non-cash stock-based compensation expenses	Compensation expense related to stock options and restricted stock units	$ (0.06)	$ (0.03)
Non-recurring write-offs under GAAP	Write-off in Q3'10 related to the Racing Business	$ (0.00)	$ (0.01)
Acquisition advisory fees	Fees and expenses primarily related to the Barcrest acquisition	$ (0.02)	$ (0.00)
Specified permitted add-backs	Management transition expenses, transaction expenses and restructuring expenses	$ (0.03)	$ (0.00)
Racing disposition charges and expenses	Transaction expenses related to the sale of the Racing Business	$ (0.00)	$ (0.01)
Playtech royalties and fees	Fees to Playtech for Global Draw's new terminal software platform	$ (0.00)	$ -
Italian concession obligations	Professional fees related to the Italian instant ticket tender process	$ -	$ (0.00)
Other Items:			
Foreign exchange transaction gain (loss)	Impact of foreign exchange transactions	$ (0.02)	$ 0.03

Printed Products Group

($ in millions)

	Revenue
Q3'10 Revenue	**$117.0**
Instant Ticket Sales to U.S. Customers	7.3
Foreign Exchange	2.5
Product Sales & Other	1.9
Instant Ticket Sales to International Customers	0.9
Q3'11 Revenue	**$129.6**

	Operating Income
Q3'10 Operating Income	**$30.4**
Impact of Change in Revenue	7.1
+/- Selling, General & Administrative Expense	(2.8)
+/- Stock-Based Compensation	0.0
+/- Depreciation & Amortization	0.0
Q3'11 Operating Income	**$34.7**

- **Printed Products Group revenue increased 10.8% in Q3'11 vs. Q3'10**
- **Instant ticket sales to U.S. customers increased, in part, due to the launch of the Northstar JV in Illinois, higher sales of licensed products and sales of higher price-point games in many states**
- **Increase in selling, general and administrative expense due primarily to higher incentive compensation expense, an accrual for a potential customer claim, and unfavorable foreign exchange translation; partially offset by reduced professional fees**

Lottery Systems Group

($ in millions)

	Revenue
Q3'10 Revenue	**$52.8**
Sales of Hardware, Software & Other, incl. Foreign Exchange	3.5
International Service Revenue, incl. Foreign Exchange	2.6
U.S. Service Revenue	0.7
Q3'11 Revenue	**$59.6**

	Operating Income
Q3'10 Operating Income	**$5.5**
Impact of Change in Revenue	3.6
+/- Selling, General & Administrative Expense	(0.7)
+/- Stock-Based Compensation	(0.1)
+/- Depreciation & Amortization	(1.0)
Q3'11 Operating Income	**$7.3**

- **Lottery Systems Group revenue increased 12.9% in Q3'11 vs. Q3'10**
- **The increase in service and sales revenue was primarily driven by demand from international customers**
  - **Higher instant ticket validation revenues in China**
  - **Software and hardware sales in Europe**

Diversified Gaming Group

($ in millions)

	Revenue	Revenue (Excl. Racing Business)[1]
Q3'10 Revenue	**$51.3**	**$21.1**
Increase in Server-Based Gaming Terminals	9.0	9.0
Acquisition of Barcrest	2.8	2.8
Sales Revenue & Other, incl. Foreign Exchange	0.6	0.6
Sale of Racing Business	(30.2)	-
Q3'11 Revenue	**$33.5**	**$33.5**

	Operating Income	Operating Income (Excl. Racing Business)[1]
Q3'10 Operating Income	**$0.2**	**($1.7)**
Impact of Change in Revenue	(0.8)	6.5
+/- Selling, General & Administrative Expense	1.7	(1.3)
+/- Stock-Based Compensation	0.2	(0.0)
+/- Depreciation & Amortization	0.3	0.2
+/- Employee Termination Costs	(0.4)	(0.4)
Write-down Related to the Sale of Racing Business	2.2	-
Q3'11 Operating Income	**$3.2**	**$3.2**

- **Decline in Diversified Gaming Group revenue was primarily the result of the sale of the Racing Business in Q4'10**
- **Excluding the results of the Racing Business in Q3'10, Diversified Gaming Group's revenue increased 58.8% in Q3'11 vs. Q3'10; results driven by a 42% increase in the installed base of Global Draw and Games Media server-based gaming terminals (prior to the acquisition of Barcrest)**
- **Q3'11 results include $2.8 million of revenue from the acquisition of Barcrest**

(1) Diversified Gaming Group revenue (excluding Racing Business) and Diversified Gaming Group operating income (excluding Racing Business), which exclude the revenue and operating income, respectively, of the Racing Business that was sold in October 2010, are non-GAAP financial measures that are presented herein as supplemental disclosures and are reconciled to Diversified Gaming Group revenue and operating income, respectively, in our November 2, 2011 press release.